Exhibit 4.1

Not Valid Unless Countersigned by Transfer Agent
Nevada

Cusip No. 458168 10 1

NUMBER	SHARES

INTELLIGENTIAS, INC.
 Authorized Common Stock: 300,000,000
Par Value: $.0001

This certifies that

Is The Record Holder Of

Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

______________________ Director	[Corporate Seal]	______________________ President

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned:
Holladay Stock Transfer, Inc.
2935 North 67th Place
Scottsdale, Arizona 85251
By:

INTELLIGENTIAS, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT -	_________	Custodian	___________
TEN ENT - as tenants by the entireties		(Cust)		(Minor)
JT TEN - as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants		Act _____________________
in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________________________ hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

__________________________________________________________________________
(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________
__________________________________________________________________________shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

__________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By _____________________________________________
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.